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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       October 31, 1997 (October 29, 1997)
                       -----------------------------------

                                  PHYCOR, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Tennessee                      0-19786                    62-13344801
---------------               ---------------              ----------------
(State or Other              (Commission File              (I.R.S. Employer
Jurisdiction of                 Number)                    Identification
Incorporation)                                                 Number)


                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37015
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5. OTHER EVENTS.

     On October 29, 1997, PhyCor, Inc., a Tennessee corporation ("PhyCor"), entered into a Plan and Agreement of Merger (the "Plan") with MedPartners, Inc., a Delaware corporation ("MedPartners"), pursuant to which MedPartners will be merged with and into PhyCor, with PhyCor to be the surviving corporation. The Plan provides that the holders of MedPartners Common Stock will be entitled to receive 1.18 shares of PhyCor Common Stock for each share of MedPartners Common Stock held. The transaction is scheduled to close in the first quarter of 1998.

     The press release describing the transaction attached hereto as Exhibit 99.1, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)  Financial Statements of Business Acquired.

                                  None Required.

                  (b)  Pro Forma Financial Information.

                                  None Required.

                  (c)  Exhibits.

                       99.1 Form of press release issued by PhyCor, Inc. in connection with the above referenced transaction.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHYCOR, INC.


                                          By: /s/ N. Carolyn Forehand, Esq.
                                              --------------------------------
                                              N. Carolyn Forehand, Esq.
                                              Vice President



Date: October 31, 1997







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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
-------        -----------------------

   99.1  --    Form of press release issued by PhyCor, Inc. in connection with the above referenced transaction.








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